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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                         ______________________________

                                    FORM 8-K
                            _________________________

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): FEBRUARY 14, 2005


                           NEVADA GOLD & CASINOS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                     1-15517               88-0142032
                                       -------
(State or other jurisdiction          Commission           (I.R.S. Employer
of incorporation or organization)     File Number         Identification No.)


   3040 POST OAK BLVD., SUITE 675
          HOUSTON, TEXAS                                        77056
(Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code:  (713) 621-2245


               ___________________________________________________
    (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 8, 2005 the Company issued a press release announcing its financial results for its third quarter of fiscal 2005 ended December 31, 2004. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

     The Company's press release announcing its financial results for its third quarter of fiscal 2005 ended December 31, 2004 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

     The press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

ITEM 7.01.  REGULATION FD DISCLOSURE.

     Pursuant to Regulation FD, the Company is hereby furnishing certain financial information and projections regarding the estimated fiscal 2006 and 2007 performance of the Isle of Capri Black Hawk L.L.C. ("IC-BH"), of which the Company is a 43% non-operating owner. The Company expects EBITDA before management fees ("Adjusted EBITDA") to be in the $50 to $55 million range for fiscal 2006 and between the $70 and $75 million range for fiscal 2007. A reconciliation of adjusted EBITDA to net income follows:

                           NEVADA GOLD & CASINOS, INC.
              RECONCILIATION OF OPERATING INCOME TO ADJUSTED EBITDA
                                 ($ IN MILLIONS)


                                           FISCAL 2006    FISCAL 2007
                                          -------------  -------------
Estimated EBITDA (1)                      $   50 -- 55   $   70 -- 75
Estimated Management Fee                            (7)           (10)
Estimated Depreciation & Amortization              (13)           (14)
Estimated Operating Income                $   30 -- 35   $   46 -- 51
                                          -------------  -------------
Estimated Interest Expenses                        (13)           (16)
Estimated Income Tax (provision) benefit            --             (2)
                                          -------------  -------------
Net Income                                $   17 -- 22   $   28 -- 33
                                          -------------  -------------

(1) EBITDA is "earnings before interest, income taxes, depreciation and amortization." Adjusted EBITDA for each property was calculated by adding preopening expense, management fees and


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     non-cash  items  to  EBITDA.  Adjusted  EBITDA  is  presented  solely  as a supplemental disclosure because management believes that it is 1) a widely used measure of operating performance in the gaming industry, and 2) a principal basis for valuation of gaming companies. Management uses property level Adjusted EBITDA (Adjusted EBITDA before corporate expense) as the primary measure of the properties' performance. Adjusted EBITDA should not be construed as an alternative to operating income, as an indicator of the Company's operating performance; or as an alternative to any other measure determined in accordance with accounting principles generally accepted in the United States. The properties have significant uses of cash flows, including capital expenditures, interest payments, taxes and debt principal repayment, which are not reflected in Adjusted EBITDA. Also, other gaming companies that report Adjusted EBITDA information may calculate Adjusted EBITDA in a different manner than the Company. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by net revenue. Reconciliations of operating income to Adjusted EBITDA are included in the financial schedules accompanying this release.

      The Company's basis for these projections is the expected performance of the IC-BH's properties following the completion of the expansion of our Black Hawk properties. The Company believes that once expansion is complete, that modest maintenance and capital expenditure requirements will result in the generation of significant free cash flow.

     The information contained herein incorporates forward-looking statements which can be identified by words such as "estimated," "based upon," "believe," "expect," "future," "intend," "plan," and similar expressions. These statements are only predictions and are subject to certain risks, uncertainties and assumptions, which are identified and described in our public filings with the Securities and Exchange Commission.

     The information contained in this Item 7.01 and the exhibits hereto are being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

          99.1  Press Release dated February 8, 2005


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              NEVADA GOLD & CASINOS, INC.



Date: February 14, 2005                         By:  /s/  Christopher Domijan
                                                   -----------------------------
                                                   Christopher Domijan
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS

Item     Exhibit
----     -------

99.1     Press Release dated February 8, 2005


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